WANGER ADVISORS TRUST

Wanger International
Wanger USA
Wanger Select
Wanger International Select

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 7, 2010
to the Prospectuses dated May 1, 2009

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Wanger Asset Management, L.P. (“Columbia WAM”), agreed to sell to Ameriprise Financial, Inc. (“Ameriprise Financial”) certain parts of the asset management business of Columbia Management Group, LLC, including 100% of Columbia WAM (the “Transaction”).  The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about May 1, 2010 (the “Closing”). The Closing will cause the current investment advisory agreement between Columbia WAM and the Funds to terminate automatically.

On April 6, 2010, the board of trustees (the “Board”) of Wanger Advisors Trust (the “Trust”), of which each Fund is a series, affirmed its prior approval of a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Funds, with fee rates that are identical to those of the current investment advisory agreement, to take effect at or after the Closing, subject to approval of the shareholders of the Funds.  A joint special meeting of shareholders of the Funds and the Trust (including any postponements or adjournments thereof, the “Meeting”), will be held at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, on May 27, 2010, at 10:00 a.m., local time. Fund shareholders of record as of the close of business on April 8, 2010 are entitled to notice of, and to vote at, the Meeting.  The purpose of the Meeting is to ask shareholders of each Fund to:  (1) consider and vote on the Proposed Advisory Agreement with Columbia WAM; and (2) vote to elect to the Board nine of the Trust’s current trustees and two new trustee candidates, all of whom have been nominated by the Board.

The Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each Fund with Columbia WAM.  The Interim Advisory Agreement will become effective at the Closing and Columbia WAM will serve under the Interim Advisory Agreement until such time as the Proposed Advisory Agreement has been approved by the shareholders of each Fund.  The Interim Advisory Agreement will terminate with respect to a Fund upon the earlier of the date of approval by a Fund’s shareholders of the Proposed Advisory Agreement or 150 days after the Closing.  Upon or shortly after the Closing, Columbia WAM expects to convert from a limited liability partnership to a limited liability company.

Columbia WAM will continue to serve as administrator of the Funds after the Closing under a new administration agreement with fee rates that are identical to those of the current administration agreement.  Under the existing arrangement, Columbia WAM uses the services of a sub-administrator to perform certain functions under the current administration agreement. It is expected that RiverSource Investments, LLC (“RiverSource Investments”), a subsidiary of Ameriprise Financial, will serve as sub-administrator to the Funds.  RiverSource Investments expects to change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing.

Also in connection with the Closing, the distributor and transfer agent of the Funds will change.  RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing.  The New Distributor expects to change its name to

Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.  RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial will become the transfer agent of the Funds upon the Closing.  The New Transfer Agent expects to change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

Accordingly, the following changes to the Prospectuses for each Fund will be effective upon and subject to the Closing.

1.	Change of Control of Advisor and Administrator.

●
The first sentence of the first paragraph under the heading “Management of the Fund—Primary Service Providers” will be deleted and replaced in its entirety with the following:

The Advisor, who also serves as the Fund’s administrator (the Administrator), the Distributor and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial).  Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years.  Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments.

●
The first paragraph in the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Advisor” will be deleted and replaced in its entirety with the following:

The Advisor is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.  As of March 31, 2010, the Advisor had assets under management of approximately $29 billion.  The Advisor is a registered investment adviser and a subsidiary of Ameriprise Financial.  In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for other institutional accounts.

●
The second to last sentence of the first paragraph in the section of the Prospectuses entitled “Management of the Fund/Portfolios—Primary Service Providers—The Administrator” will be deleted and replaced in its entirety with the following:

Columbia Management Investment Advisers, LLC is the Fund’s sub-administrator (Sub-Administrator).

2.	Change of Distributor.

●	References to the Distributor in the Prospectuses will be deemed to be references to the New Distributor.

●
The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Distributor” will be deleted and replaced in its entirety with the following:

Shares of the Fund are distributed by the Distributor.  The Distributor is a registered broker/dealer and a subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent.

●	References to the Transfer Agent in the Prospectuses will be deemed to be references to the New Transfer Agent.

●
The text of the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Transfer Agent” will be deleted and replaced in its entirety with the following:

The Transfer Agent is a registered transfer agent and a subsidiary of Ameriprise Financial. The Transfer Agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

Shareholders should retain this Supplement for future reference.

3